UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2009

OXYGEN BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

2-31909
(Commission File No.)

Delaware	26-2593535
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

3189 Airway Avenue, Building C, Costa Mesa, CA 92626

(Address of principal executive offices)

(714) 427-6363

(Registrant’s telephone number)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Pursuant to a comment received from the staff of the Securities and Exchange Commission, Oxygen Biotherapeutics, Inc., is amending the original report filed January 14, 2009, to include in paragraphs (b) and (c), below, the date the former accountant’s engagement was terminated, which is the same date stated in the first paragraph of the report.

Item 4.01	Changes in Registrant’s Certifying Accountant

On January 8, 2009, the engagement of Haskell & White LLP (the “Accountant”), the independent accountant for Oxygen Biotherapeutics, Inc., engaged to audit the financial statements for each of the two fiscal years in the two-year period ended April 30, 2008, was terminated. Termination of the engagement was subsequently ratified by the board of directors of Oxygen Biotherapeutics.

Oxygen Biotherapeutics’ states the following:

(a)       The Accountant’s report on the financial statements of Oxygen Biotherapeutics for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope, accounting principles, or uncertainties, except for an explanatory paragraph regarding substantial doubt about the ability of Oxygen Biotherapeutics to continue as a going concern.

(b)        During Oxygen Biotherapeutics’ two most recent fiscal years and the subsequent interim period through January 8, 2009, there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Accountant would have caused it to make reference to the subject matter of the disagreement in its reports.

(c)        During the two most recent fiscal years and the subsequent interim period through January 8, 2009 there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Oxygen Biotherapeutics has provided the Accountant with a copy of the disclosures it is making in this report and has requested that the Accountant furnish a letter addressed to the Commission stating whether it agrees with the statements made by Oxygen Biotherapeutics. A copy of this letter is filed with this report as Exhibit 16.1.

Oxygen Biotherapeutics is now beginning the process of seeking and engaging a successor accountant. No successor accountant has been selected or engaged as of the original filing date of this report.

Item 9.01	Financial Statements and Exhibits

The following are filed as exhibits to this report:

Exhibit No.	Description of Document
16.1	Letter from Haskell & White LLP

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXYGEN BIOTHERAPEUTICS, INC.

Date: January 27, 2009	By:	/s/ Chris J. Stern
Chris J. Stern, Chief Executive Officer